                         STATE FARM MUTUAL FUND TRUST

    State Farm Equity Fund               State Farm Tax Advantaged Bond Fund
    State Farm Small Cap Equity Fund     State Farm Money Market Fund
    State Farm International Equity Fund State Farm LifePath(R) Income Fund
    State Farm S&P 500 Index Fund        State Farm LifePath 2010(R) Fund
    State Farm Small Cap Index Fund      State Farm LifePath 2020(R) Fund
    State Farm International Index Fund  State Farm LifePath 2030(R) Fund
    State Farm Equity and Bond Fund      State Farm LifePath 2040(R) Fund
    State Farm Bond Fund

         November 24, 2004 Supplement to State Farm Mutual Fund Trust
                    Semi-Annual Report dated June 30, 2004

On pages 78 through 92 of the State Farm Mutual Fund Trust Semi-Annual Report dated June 30, 2004, the average net asset ratios assuming expense limitations and expense waivers for Expenses and Net Investment Income for the period from commencement of investment operations May 9, 2003 to December 31, 2003 were as follows:

   Average Net Asset Ratios Assuming Expense Limitations and Expense Waivers
       From Commencement of Operations May 9, 2003 to December 31, 2003

                                      Expenses                          Net Investment Income
                       --------------------------------------   --------------------------------------
State Farm Mutual       Class A     Class B    Institutional     Class A     Class B    Institutional
Fund Trust              Shares      Shares        Shares         Shares      Shares        Shares
--------------------   -------     -------     -------------    -------     -------     -------------
LifePath Income Fund    1.30%/(e)/  1.70%/(e)/     0.80%/(e)/    1.13%/(e)/  0.75%/(e)/     1.66%/(e)/
LifePath 2010 Fund      1.30%/(e)/  1.70%/(e)/     0.80%/(e)/    0.98%/(e)/  0.58%/(e)/     1.47%/(e)/
LifePath 2020 Fund      1.30%/(e)/  1.70%/(e)/     0.80%/(e)/    1.03%/(e)/  0.63%/(e)/     1.50%/(e)/
LifePath 2030 Fund      1.30%/(e)/  1.70%/(f)/     0.80%/(e)/    1.05%/(e)/  0.64%/(f)/     1.53%/(e)/
LifePath 2040 Fund      1.30%/(e)/  1.70%/(f)/     0.80%/(e)/    0.86%/(e)/  0.47%/(f)/     1.36%/(e)/

(e) and (f) Determined on an annualized basis.

On page 79 the first sentences of footnotes (a) and (g) for LifePath Income Fund Class B Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . .

(g) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . .

On page 80 the first sentences of footnotes (a) and (g) for LifePath Income Fund Institutional Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . .

(g) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . .

On page 82 the first sentences of footnotes (a) and (g) for LifePath 2010 Fund Class B Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . .

(g) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . .

On page 83 the first sentences of footnotes (a) and (g) for LifePath 2010 Fund Institutional Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . .

(g) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . .

On page 85 the first sentences of footnotes (a) and (g) for LifePath 2020 Fund Class B Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . .

(g) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . .

On page 86 the first sentences of footnotes (a) and (g) for LifePath 2020 Fund Institutional Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . .

(g) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . .

On page 88 the first sentences of footnotes (a) and (h) for LifePath 2030 Fund Class B Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . .

(h) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . .

On page 89 the first sentences of footnotes (a) and (g) for LifePath 2030 Fund Institutional Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . .

(g) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . .

On page 90 the last sentence of footnote (g) for LifePath 2040 Fund Class A Shares should read:

(g) . . . The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds, were 0.51% and 1.10%, respectively, for the six months ended June 30, 2004.

On page 91 the first sentence of footnote (a) for LifePath 2040 Fund Class B Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . .

On page 91 the first and last sentence of footnote (h) for LifePath 2040 Fund Class B Shares should read:

(h) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.70% of the Fund's net assets. . . . The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds, were 0.51% and 1.10%, respectively, for the six months ended June 30, 2004.

On page 92 the first sentence of footnote (a) for LifePath 2040 Fund Institutional Shares should read:

(a) The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . .

On page 92 the first and last sentence of footnote (g) for LifePath 2040 Fund Institutional Shares should read:

(g) Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 0.80% of the Fund's net assets. . . . The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds, were 0.51% and 1.10%, respectively, for the six months ended June 30, 2004.

120-6345 e